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                                                                    EXHIBIT 32.1

   CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Columbia Equity Trust, Inc, (the "Company") on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     Date:  March 31, 2006

                                               /s/ Oliver T. Carr, III
                                       -------------------------------------
                                                Oliver T. Carr, III
                                       President and Chief Executive Officer


     Date:  March 31, 2006

                                              /s/ John A. Schissel
                                       -------------------------------------
                                                John A. Schissel
                                         Executive Vice President and
                                            Chief Financial Officer